UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 3, 2016

MOHEGAN TRIBAL GAMING AUTHORITY

(Exact name of registrant as specified in its charter)

Not Applicable	033-80655	06-1436334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mohegan Sun Boulevard, Uncasville, CT	06382
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 862-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01    Other Events.

On October 3, 2016, the Mohegan Tribal Gaming Authority (the “Authority”) issued a press release announcing (i) the results through the early tender deadline of the Authority’s tender offers to purchase for cash any and all of its 9.75% senior notes due 2021 and 11% senior subordinated notes due 2018 and (ii) the Authority’s election to exercise its early purchase option described in the Offer to Purchase, dated September 19, 2016. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The press release and related information also may be found on the Authority’s website at www.mtga.com, under “Investor Relations/Financial News.”

Section 9 – Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed as part of this report:

No.	Exhibit
99.1	Press Release of the Mohegan Tribal Gaming Authority, dated October 3, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOHEGAN TRIBAL GAMING AUTHORITY

Date: October 6, 2016	By:	/s/ Kevin P. Brown
Kevin P. Brown
Chairman, Management Board

Exhibit Index

No.	Exhibit

99.1	Press Release of the Mohegan Tribal Gaming Authority, dated October 3, 2016.